Exhibit 10.9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

FIRST AMENDMENT TO
PROPYLENE SUPPLY CONTRACT

This First Amendment to Propylene Supply Contract (hereinafter “Amendment”) is made effective as of January 1, 2011 (hereinafter “Effective Date”), by and between INEOS Olefins & Polymers USA, a division of INEOS USA LLC (hereinafter “Buyer”), a Delaware limited liability company, and PL Propylene LLC (hereinafter “Seller”), a Delaware limited liability company.  Buyer and Seller may be referred to collectively as “Parties” and individually as a “Party.”

Recitals

WHEREAS, Buyer and Seller are parties to that certain Propylene Supply Contract effective September 29, 2009 (hereinafter “Contract”), and;

WHEREAS, the Parties desire to amend the Contract in the respects set forth below;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein expressed, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby amend the Contract and agree as follows:

1.                                       Capitalized terms herein not otherwise defined will have the meanings ascribed to such terms in the Contract.

2.                                       The Section of the Contract entitled Purchase Price is modified by striking the current text and substituting the following:

“During the Contract Term, the price per pound for PGP Product (hereinafter “PGP Purchase Price”) and/or for CGP Product (hereinafter “CGP Purchase Price”), as applicable, will be determined as follows:

(i)                                     Each Month the Parties will enter into good faith negotiations in an attempt to arrive at a reference price, hereinafter referred to as the “PGP Reference Price” for PGP and/or the “CGP Reference Price” for CGP, for the calendar month in which deliveries are being made, which reference price accurately reflects the price generally accepted by buyers and sellers of large volumes of Product delivered via pipeline in the Gulf Coast region (excluding all discounts or allowances) during such month.  If the Parties fail to agree on a particular reference price prior to the end of the calendar month, and absent any mutual agreement by the Parties to extend negotiations for the month in which the reference price is being negotiated, then the PGP Reference Price and/or CGP Reference Price for such month will be calculated in accordance with the settled PG Propylene, Contract Benchmark and/or CG Propylene Contract, Benchmark, as applicable, as published in the North America Product Prices table, Cents/Pound column, CMAI MONOMERS MARKET REPORT (the “PG Propylene Contract, Benchmark” and “CG Propylene Contract, Benchmark,” respectively) for the month of delivery.

(ii)                                  Once the PGP Reference Price and/or CGP Reference Price, as applicable, have been determined, the PGP Purchase Price and/or CGP Purchase Price, as applicable, will then be reduced by a discount of ***** percent (*****%); provided, however, such discount, as applied to each of the PGP Reference Price and/or the CGP Reference Price to arrive at the PGP Purchase Price and/or CGP Purchase Price, respectively, will not be greater than ***** cents per pound.

(iii)                               If for any given calendar month the Parties are unable to agree on either the PGP Reference Price and/or the CGP Reference Price, and the PG Propylene Contract, Benchmark and/or the CG Propylene Contract, Benchmark in the CMAI MONOMERS MARKET REPORT fail to settle prior to invoicing, then unless otherwise expressly agreed by the Parties, the provisional PGP Reference Price and/or the provisional CGP Reference Price, as applicable, for such month will initially be either the PG Propylene Contract, Benchmark and/or CG Propylene Contract, Benchmark, as applicable, for the immediately preceding month or the last settled month of delivery, as the case may be.  Once the PG Propylene Contract, Benchmark and/or CG Propylene Contract, Benchmark, as applicable, in the CMAI MONOMERS MARKET REPORT have settled for the calendar month of delivery, Seller will promptly reissue the invoice for the month in question, which invoice will provide the appropriate adjustment to reflect the change to the appropriate PGP Purchase Price and/or CGP Purchase Price, as applicable; any additional amounts owing by Buyer will be paid within fifteen (15) days of the receipt of such invoice and any credits owing to Buyer will be applied to the next invoice delivered by Seller.

(iv)                              If in any given calendar month the Parties are unable to agree on either the PGP Reference Price and/or the CGP Reference Price, and the PG Propylene Contract, Benchmark and/or the CG Propylene Contract, Benchmark, as applicable, in the CMAI

MONOMERS MARKET REPORT have settled for the month of delivery as a range, then the PGP Purchase Price and/or CGP Purchase Price, as applicable, will be calculated using the arithmetic average of the published PG Propylene Contract, Benchmark and/or CG Propylene Contract, Benchmark range, as applicable,

(v)                                 In the event the CMAI MONOMERS MARKET REPORT ceases publication, or the monthly publications of the benchmark prices needed to calculate the PGP Reference Price and/or CGP Reference Price cease or no longer reflect actual market conditions, then Buyer and Seller agree to negotiate, in good faith, a suitable replacement that, to the extent possible, will allow calculation of the PGP Reference Price and/or CGP Reference Price in a manner consistent with the original intent of this Contract.”

3.                                       The Section of the Contract entitled Delivery Point is modified by adding the following:

“For Buyer’s Exchange Balance (as defined in Attachment C), there will be no Delivery Point in connection with the initial purchase by Buyer; however, when the Buyer’s Exchange Balance is ultimately received by Buyer, the Delivery Point will be, either (i) the Exxon CGP pipeline system for delivery to Buyer at the INEOS Nitriles Green Lake facility located in Calhoun County, Texas, or (ii) such other locations as are mutually agreed upon in writing by Buyer and Seller.”

4.                                       The Section of the Contract entitled Delivery/Title Transfer is modified by adding the following:

“For Buyer’s Exchange Balance (as defined in Attachment C), title to, beneficial interest in, risk of loss for, and possession and control of the Product will pass to Buyer at the Delivery Point.”

5.                                       The Section of the Contract entitled Special Provisions is modified by adding the following:

“Storage of Buyer’s Exchange Balance (as defined in Attachment C) will be administered in accordance with Attachment C, Exchange Balance, attached hereto.

If the provisions of the foregoing terms and the Terms and Conditions and Attachments hereto directly conflict, then the provisions of foregoing terms will prevail.”

6.                                       Terms and Conditions, Section 1 — Purchase and Sale, first sentence, is modified by striking the current text and substituting the following:

“Each month, Buyer will pay Seller an amount equal to the product of (a) the applicable Purchase Price for each Product and (b) the sum of the quantity in pounds of each Product (i) delivered by Seller to Buyer hereunder (and not comprising part of Buyer’s Exchange Balance) and (ii) added to Buyer’s Exchange Balance.”

7.                                       Terms and Conditions, Section 5 — Quantity and Nominations, is modified by adding the following:

“5.3 Buyer’s nomination will designate the quantity of Product, if any, nominated from Buyer’s Exchange Balance (as defined in Attachment C).”

8.                                       Terms and Conditions, Section 12.5, is modified by striking the current text and substituting the following:

“The obligations of the Parties under Sections 3, 4.3, 7, 10, 12, and Attachment C will survive termination, cancellation, or expiration of this Contract.

9.                                       The Contract is modified by adding Attachment C, Exchange Balance, attached hereto.

10.                                 The Contract, as amended by this Amendment, will remain and continue in full force and effect, will constitute a legal, valid, and binding obligation of Buyer and Seller, and is in all respects agreed to, ratified, and confirmed hereby.

11.                                 Any reference to the Contract after the Effective Date will be deemed a reference to the Contract as amended by this Amendment.

12.                                 This Amendment will be construed in accordance with, and governed by, the laws of the State of Texas, excluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

13.                                 This Amendment may be executed and delivered in the original, by facsimile. by Portable Document Format (PDF), or by any other generally accepted electronic means, in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed and delivered will be deemed an original, but all of which taken together will constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

PL PROPYLENE LLC		INEOS Olefins & Polymers USA, a division of INEOS USA LLC

By:	/s/ Hank C. Jeans	By:	/s/ Dennis J. Seith

Printed Name:	Hank C. Jeans	Printed Name:	Dennis J. Seith

Title:	SR VP	Title:	CEO & President

SIGNATURE PAGE

ATTACHMENT C

EXCHANGE BALANCE

1.                                       If, in any given calendar month, Buyer desires to nominate a quantity of Product greater than the quantity of Product Buyer desires to actually receive, then, with the consent of Seller, Buyer may purchase excess Product and Seller will hold such excess quantity of Product on Buyer’s behalf in accordance with this Attachment C.  The Parties acknowledge and agree the cumulative excess quantity of Product held on Buyer’s behalf in accordance with this Attachment C (hereinafter “Buyer’s Exchange Balance”), as same may increase or decrease from calendar month to calendar month, (i) will not exceed 11.000,000 pounds, (ii) will consist only of CGP, and (iii) will be held by Seller at no additional cost to Buyer.

2.                                       Seller will endeavor to make Buyer’s Exchange Balance available to Buyer for delivery at the Delivery Points.  Buyer will provide Seller with reasonable notice as to nominations, scheduling and deliveries relating to the delivery of Buyer’s Exchange Balance and Seller will be required to fulfill Buyer’s nominations relating to the delivery of Buyer’s Exchange Balance only to the extent it has reasonable advance notice to consummate the Product movements.  Any Product comprising part of Buyer’s Exchange Balance and delivered by Seller or its designee to Buyer will meet the applicable Specifications set forth in the Contract.

3.                                       Seller or its designee will have legal title, risk of loss for, and possession and control of the Product comprising Buyer’s Exchange Balance; provided, however, Buyer will hold a beneficial interest in such Product upon payment pursuant to Section 1 of the Terms and Conditions of the Contract.

4.                                       Settlement of the final Buyer’s Exchange Balance, if any, will be “in-kind” and completed within thirty (30) days after the expiration of this Contract by means of one or more deliveries to Buyer.

EXHIBIT C